Exhibit 10.15

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing.  UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement.  These Services will be provided with the incentives (“Incentives”) as also set forth below.  These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A.  Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective.  Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates.  Each eligible package (or shipment) will receive its applicable Incentive for the term of this Agreement.  Incentives are applied on a [***] basis unless otherwise specified.  Incentives shall be applied to [***] outbound shipments unless otherwise noted.  This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation.  Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS.  PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone.  Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS.  Customer agrees to provide smart labels on all packages tendered to UPS.  A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS IZ Tracking Number Bar Code.  Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms.  Customer agrees that all invoices will be paid by electronic Funds Transfer or by check prior to the agreed upon due date.  If the payment method changes during the life of this Agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

Service.  All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings.

Confidentiality.  Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and Incentives (“Confidential Information”) unless disclosure is required by law.  Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements.  This offer is void if not accepted by October 11, 2013 (“Deadline”).  Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline.  This Agreement supersedes all other agreements between the Customer and UPS regarding these Services.  This Agreement is hereby signed and executed by authorized representatives of both parties.

Term.  The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later.  The Incentives remain in effect for 1558 weeks.  At the end of the 1558 week period, UPS in its sole discretion, reserves the right to extend the terms of this Agreement on a month-to-month basis.  Either party may terminate this Agreement at any time upon 30 days prior written notice to the other.

UPS Customer

United Parcel Service Inc.		Boot Barn

By:	/s/ Diana Knight	By:	/s/ Paul Iacono

Title:	AE	Title:	CFO

Address:	1331 S. Vernon Ave.	Address:	15776 Laguna Canyon

	Anaheim, CA 92805		Irvine, CA 92618

Date Signed:	9-25-13	Date Signed:	9-25-2013

		Effective Date:	9-30-13

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Carrier Agreement Page 1 of 11

Addendum A

List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :

[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN CORPORATE	[***]
[***]
[***]
[***]	BOOT BARN HR
[***]
[***]
[***]	RCC WESTERN	[***]
[***]
[***]
[***]	BASKINS - STORE #33
[***]
[***]
[***]	RCC WESTERN STORE #11	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 2 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE #26	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN STORE 85
[***]
[***]
[***]	BOOT BARN/INTERNET	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	RCC E WAREHOUSE
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 3 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	RCC WESTERN
[***]
[***]
[***]	RCC WESTERN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 4 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	RCC WESTERN STORE #14	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	SOURCE ONE OFFICE PRODUCTS
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BILLY BOB’S BOOT OUTLET #24	[***]
[***]
[***]
[***]	RCC WESTERN & WORK STORE
[***]
[***]
[***]	RCC WESTERN & WORK STORE
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 5 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE # 38
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN % GEORGIA SMITH
[***]
[***]
[***]	RCC WESTERN STORE #20	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN STORE 94
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 6 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN STORE 105	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE #32	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN STORE 100
[***]
[***]
[***]	RCC WESTERN STORE #7	[***]
[***]
[***]
[***]	RCC WESTERN STORE #18	[***]
[***]
[***]
[***]	RCC WESTERN STORE #12	[***]
[***]
[***]
[***]	RCC WESTERN STORE #19	[***]
[***]
[***]
[***]	RCC WESTERN STORE #17	[***]
[***]
[***]
[***]	RCC WESTERN STORE #10	[***]
[***]
[***]
[***]	RCC WESTERN STORE #15	[***]
[***]
[***]
[***]	RCC WESTERN STORE #16	[***]
[***]
[***]
[***]	RCC WESTERN STORE #8	[***]
[***]
[***]
[***]	WORK WAREHOUSE #27	[***]
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 7 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	RCC WESTERN STORE #38	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE #21	[***]
[***]
[***]
[***]	RCC WESTERN WEAR
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE #25
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN #177
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 8 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT CORRAL #9	[***]
[***]
[***]
[***]	BOOT BARN CORPORATE	[***]
[***]
[***]
[***]	BASKINS DEPT STORE #31
[***]
[***]
[***]	BASKINS DEPT STORE #32
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #0055
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 9 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #0067
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN
[***]

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in any existing Hundredweight Service Contract Agreement between the parties.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum A Page 10 of 11

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

Summary Level Deferred Tier

The Customer will receive an additional incentive off of net transportation charges (not including Fuel Surcharges paid) subject to all applicable minimums in this or other agreements per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the average net transportation charges per [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis. Within thirty (30) days after the end of the period, UPS will issue a single check to the Customer representing the total amount of the additional incentive(s) earned, if any.

Zone	Bands ($)
[***]
[***]	[***]

The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) All Small Package Freight, All International Import, All UPS Ground with Freight Pricing of the Committed Services section at the end of the Addendum B.

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Notes:

(1) Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P720025535 – 01

Addendum B Page 11 of 11